GL.2005.120

Supplement Dated May 11, 2005

To Prospectus Dated May 1, 2005

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003

This document is a supplement to the prospectus dated May 1, 2005(the “prospectus”) for the Group Variable Universal Life Insurance Contracts and Certificates that The Prudential Insurance Company of America (“Prudential Insurance,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003(“KPMG LLP Retirees and Terminated Partners”) Group Variable Universal Life Contracts1 and Certificates. In this supplement, we list the 15 funds that are available to you under the KPMG Retirees and Terminated Partners Group Contracts and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

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                                                     Transaction Fees

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------------------------------- -------------------------------------------- ----------------------------------------------
Charge                                    When Charge is Deducted            Amount Deducted

------------------------------- -------------------------------------------- ----------------------------------------------
------------------------------- -------------------------------------------- ----------------------------------------------
Charge for Sales Expenses        This charge is deducted from each premium   Maximum - 3.5% of each premium payment.
(Load)                          when the premium is paid.                    Current charge - 0.0%.
------------------------------- -------------------------------------------- ----------------------------------------------
------------------------------- -------------------------------------------- ----------------------------------------------
Charge for Taxes Attributable   This charge is deducted from each premium    Current amount deducted - 2.59% of each
to Premiums 2                   when the premium is paid.                    premium payment.
------------------------------- -------------------------------------------- ----------------------------------------------
------------------------------- -------------------------------------------- ----------------------------------------------
Charge for Processing Premiums  This charge is deducted from each premium    Maximum - $2 from each premium payment.
                                when the premium is paid.                    Current charge - $0.00.
------------------------------- -------------------------------------------- ----------------------------------------------
------------------------------- -------------------------------------------- ----------------------------------------------
Surrender Charge (Load)         This charge is assessed on a full            Maximum - the lesser of $20 or 2% of the
                                Surrender of a Certificate.                  amount surrendered.
                                                                             Current charge - $0.00.
------------------------------- -------------------------------------------- ----------------------------------------------
------------------------------- -------------------------------------------- ----------------------------------------------
Withdrawal Charge               This charge is assessed on a Withdrawal      Maximum - the lesser of $20 or 2% of the
                                (Partial Surrender) from the Certificate     amount withdrawn.
                                Fund.                                        Current charge - $0.00.
------------------------------- -------------------------------------------- ----------------------------------------------
------------------------------- -------------------------------------------- ----------------------------------------------
Transfer Charge                 This charge is assessed when transfers       Maximum - $20 per transfer after the twelfth.
                                between investment options exceed 12 in a    Current charge - $0.00
                                Certificate Year.
------------------------------- -------------------------------------------- ----------------------------------------------
------------------------------- -------------------------------------------- ----------------------------------------------
Charge for Additional           This charge is assessed each time you        Maximum - $20 per statement.
Statements                      request an additional statement              Current charge - $0.00
------------------------------- -------------------------------------------- ----------------------------------------------
------------------------------- -------------------------------------------- ----------------------------------------------
Loan Transaction Charge         This charge is assessed when a loan is       Maximum - $20 for each loan.
                                processed.                                   Current charge - $0.00
------------------------------- -------------------------------------------- ----------------------------------------------
------------------------------- -------------------------------------------- ----------------------------------------------
Loan Interest                   This charge accrues daily.                   Current charge - The Loan Account crediting
                                                                             rate plus 2%. The Loan Account crediting
                                                                             rate will generally be equal to the Fixed
                                                                             Account crediting rate.
------------------------------- -------------------------------------------- ----------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

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                                  Periodic Charges Other Than The Funds' Operating Expenses
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------
Charge                                               When Charge is                        Amount Deducted
                                                        Deducted
------------------------------------------------ ------------------------ ----------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------
Separate Account Charge                              Deducted daily       Maximum - 0.90% of the amount of assets in the
(for Mortality and Expense Risk)                                          variable investment options.
                                                                          Current charge - 0.45% of the amount of assets in
                                                                          the variable investment options
------------------------------------------------ ------------------------ ----------------------------------------------------
Charge for Administrative Expenses                  Deducted monthly      Maximum - $6.00
                                                                          Current charge - $0.00
------------------------------------------------ ------------------------ ----------------------------------------------------
*Cost of Insurance3                                                       Maximum - $83.33
                                                                          Minimum - $0.13**
        Charge for a Representative                 Deducted monthly      Representative current charge - $0.31***
        Certificate Owner
------------------------------------------------ ------------------------ ----------------------------------------------------

    *  The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
   **  This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
  ***  The representative current charge for the cost of insurance is a sample rate currently charged for a 56 year old insured, who is a retired employee in KPMG LLP.

_________________

1 Specifically groups 61380 & 61381 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue Portable coverage prior to 1/1/2003 and group 41704 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue Portable coverage between 1/1/2003 and 11/5/2003.

2 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.59% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

3 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

----------------------------------------------------------------------------------- --------------- -----------------
                      Total Annual Fund Operation Expenses*                            Minimum          Maximum

----------------------------------------------------------------------------------- --------------- -----------------
----------------------------------------------------------------------------------- --------------- -----------------
Gross expenses deducted from the Fund's assets, including management fees,
distribution and/or service (12b-1) fees, and other expenses                            0.38%            1.08%
----------------------------------------------------------------------------------- --------------- -----------------

*For 2004, the net fees of these funds ranged on an annual basis from 0.38% to 0.90% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

Portfolio Companies

There are currently 15 variable investment options offered under the KPMG LLP Retirees and Terminated Partners Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

Equity Portfolio: Seeks long-term growth of capital.

Global Portfolio: Seeks long-term growth of capital.

High Yield Bond Portfolio: Seeks a high total return.

Jennison Portfolio: Seeks long-term growth of capital.

Money Market Portfolio: Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.

Small Capitalization Stock Portfolio: Seeks long-term growth of capital.

Stock Index Portfolio: Seeks investment results that generally correspond to the performance of publicly-traded common stocks.

American Century Variable Portfolios, Inc.

VP Value Fund: Seeks long-term capital growth with income as a secondary objective, by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

Janus Aspen Series(Institutional Shares)

Worldwide Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of companies of any size located throughout the world.

MFS® Variable Insurance TrustSM(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Research Bond Series (formerly MFS Bond Series): Seeks total return (high current income and long-term growth of capital) by investing, under normal market conditions, at least 80% of its net assets in fixed income securities such as U.S. investment grade corporate fixed income securities, U.S. Government securities, U.S. high yield fixed income securities, Foreign fixed income securities, and mortgage and asset-backed securities.

MFS Strategic Income Series: Seeks to provide high current income and capital appreciation by investing at least 65% of its net assets in U.S. government securities, foreign government securities, mortgage and asset-backed securities, corporate bonds, and emerging market securities.

Neuberger Berman Advisers Management Trust

AMT Partners Portfolio: Seeks growth of capital by investing mainly in common stocks of mid to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for well-managed companies whose stock prices are believed to be undervalued.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies. T. Rowe Price will normally invest at least 80% of the fund’s net assets in common stocks, with 65% in the common stocks of well established companies paying above-average dividends.

New America Growth: Seeks long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today’s “new America.” The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector’s contribution to GDP from year to year.

Fund Fees And Expenses
--------------------------------------------------------------------------------------------------
                                             Investment
                                              Advisory        Other        12b-1        Total
                Fund Name                       Fees         Expenses       Fees       Expenses
--------------------------------------------------------------------------------------------------

 Prudential Series Fund,  Inc.
 (Class I Shares)
   Equity Portfolio                             0.45%         0.03%          --         0.48%
   Global Portfolio                             0.75%         0.09%          --         0.84%
   High Yield Bond Portfolio                    0.55%         0.04%          --         0.59%
   Jennison Portfolio                           0.60%         0.04%          --         0.64%
   Money Market Portfolio                       0.40%         0.05%          --         0.45%
   Small Capitalization Stock Portfolio         0.40%         0.07%          --         0.47%
   Stock Index Portfolio                        0.35%         0.03%          --         0.38%
--------------------------------------------------------------------------------------------------

 American Century Variable
 Portfolios, Inc.
   VP Value Fund (1)                            0.93%           --           --         0.93%
--------------------------------------------------------------------------------------------------

 Janus Aspen Series
 (Institutional Shares)
   Worldwide Growth Portfolio (2)               0.60%         0.03%          --         0.63%
--------------------------------------------------------------------------------------------------

 MFS Variable Insurance Trust
 (Initial Class Shares)
   MFS Research Series (3)                      0.75%         0.13%          --         0.88%
   MFS Research Bond Series (formerly
       MFS Bond Series) (4)                     0.60%         0.39%          --         0.99%
   MFS Strategic Income Series (4)              0.75%         0.33%          --         1.08%
--------------------------------------------------------------------------------------------------

 Neuberger Berman Advisors
 Management Trust ("AMT")
   AMT Partners Portfolio (5)                   0.83%         0.08%          --         0.91%
--------------------------------------------------------------------------------------------------

 T. Rowe Price Variable Funds
   Equity Income Portfolio (6)                  0.85%         0.00%          --         0.85%
   New America Growth Portfolio (6)             0.85%         0.00%          --         0.85%
--------------------------------------------------------------------------------------------------
(1)

Based on expenses incurred by the Fund, as stated in the most recent shareholder report. This fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as the fund’s assets increase.

(2)	Fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2004, restated to reflect reductions in Portfolios’ management fees effective July 1, 2004.

(3)

Each series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and divided disbursing agent. Each series may have entered into or may enter into brokerage arrangements that reduce or recapture series’ expenses. “Other Expenses” do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these expense reductions been taken into account, “Net Expenses” would be lower for certain series and would equal 0.87% for the Research Series.

(4)

MFS has contractually agreed, subject to reimbursement, to waive 0.10% of the Management Fee for the Research Bond Series and to bear the series’ expenses such that “Other Expenses” (determined without giving effect to the expense reduction arrangements described above), do not exceed 0.15% annually (0.20% annually for the Research Bond Series). This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series’ investing activities. This contractual fee arrangement will continue until at least April 30, 2006, unless the Board of Trustees which oversees the fund consents to any earlier revision or termination of this arrangement. Net expenses for the Strategic Income Series were 0.90%.

(5)

Neuberger Berman Management Inc. (“NBMI”) has undertaken through December 31, 2007 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to the Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Partners Portfolio’s average daily net asset value. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation.

(6)

Management fees include the ordinary, recurring operating expenses of the Portfolio, but do not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund’s independent directors.

Fund Advisers

Prudential Investment LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94 billion.

The Series Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Series Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Series Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC(“Jennison”), serves as the subadviser for the Global and Jennison Portfolios. Jennison also serves as a subadviser for a portion of the assets of the Equity Portfolio. Jennison’s address is 466 Lexington Avenue, New York, NY 10017. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, Jennison had approximately $64 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (“PIM”) serves as the subadviser for the High Yield Bond and Money Market Portfolios. PIM is a wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, PIM had approximately $144 billion in assets under management. PIM’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

Quantitative Management Associates LLC (“QMA”) serves as the subadviser for the Small Capitalization Stock and Stock Index Portfolios. QMA is a wholly-owned indirect subsidiary of PIM. As of December 31, 2004, QMA had approximately $52 billion in assets under management. QMA’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. GE Asset Management, Incorporated (“GEAM”) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. GEAM’s address is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management Inc. (“SaBAM”) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s address is 399 Park Avenue, New York, New York 10022.

The investment adviser for the above-mentioned American Century fund is American Century Investment Management, Inc. (“ACIM”). ACIM’s principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser and Janus Distributors LLC serves as the principal underwriter to the above-mentioned Janus fund. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

The investment adviser for each MFS series is Massachusetts Financial Services Company (“MFS”). MFS’ principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

Neuberger Berman Management Inc. (“NBMI”) serves as the investment manager and the principal underwriter of the AMT Partners Portfolio. NBMI’s principal business address is 605 Third Avenue, New York, New York 10158-0180.

The investment manager for each T. Rowe Price portfolio is T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price’s principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

For complete information on each Fund mentioned above, please see the individual Fund’s Prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874.

Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

Charges And Expenses

The current charges under the KPMG LLP Retirees and Terminated Partners Group Contract are as follows:

1.

Charges For Taxes On Premium Payments. Prudential Insurance deducts a charge of 2.59% from each premium payment. This charge is to compensate Prudential Insurance for incurring state and local premium taxes (currently 2.24%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily Charges For Mortality And Expense Risks. Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For KPMG LLP Retiree and Terminated Partners, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3.	Daily Charges For Investment Management Fees And Expenses. Each of the underlying mutual funds deducts investment management fees and expenses. They are described earlier in this supplement.

4.	Monthly COI Charge. Prudential Insurance deducts a monthly charge for the cost of insurance. We describe the calculation of this charge in the prospectus.

The highest current rate per thousand is $24.61, and applies to certain insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $0.127, and applies to insureds ages 49 and under, who are retired.

        The following table provides sample per thousand cost of insurance rates (net of taxes):

                           --------------------------- -----------------------------------------------
                                 Insured's Age         Monthly Cost of Insurance Rate per $1000
                           --------------------------- -----------------------------------------------
                           --------------------------- -----------------------------------------------
                                       35                                  $.127
                           --------------------------- -----------------------------------------------
                           --------------------------- -----------------------------------------------
                                       45                                  $.127
                           --------------------------- -----------------------------------------------
                           --------------------------- -----------------------------------------------
                                       55                                  $.312
                           --------------------------- -----------------------------------------------
                           --------------------------- -----------------------------------------------
                                       65                                  $.740
                           --------------------------- -----------------------------------------------
5.	Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

o	Former Partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue Portable coverage prior to 1/1/2003.

o	Former partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue Portable coverage between 1/1/2003 and 11/5/2003.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: There is a limited enrollment period for the KPMG LLP Retirees and Terminated Partners Group Variable Universal Life Insurance plan. A participant would have had to be enrolled in the plan prior to11/5/2003.

Coverage Information

Face Amount

An eligible Partner may have chosen a GVUL Face Amount of up to 6 times annual earnings (less incentive compensation), rounded to the nearest $100,000,

—	up to a maximum of $2,500,000, for participants who were retired or terminated and elected to continue Portable coverage prior to 1/1/2003
—	or up to a maximum of $3,000,000, for participants who were either retired or terminated and elected to continue Portable coverage between 1/1/2003 and 11/5/2003.

All face amounts must have been approved by Prudential prior to 11/5/2003.

Evidence Of Good Health

Because you may no longer elect or increase your coverage, there is no requirement evidence of good health.

Changes in Face Amount

Increases In Face Amount: After 11/5/2003, the Face Amount of insurance that you have previously chosen may not be increased.

Decreases in Face Amount: Your Face Amount will decrease only if you voluntarily choose to reduce it.

Additional Insurance Benefits

Accelerated Benefit Option: A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. “Terminally ill” means the Participant has a life expectancy of 6 months or less.

Exclusions

There are no exclusions in the KPMG LLP Retirees and Terminated Partners Group Variable Universal Life Insurance plan.

Changes In Personal Status

Continuing Coverage When You Become Disabled

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates for coverage will depend upon your age. We will bill you for premium payments plus a charge of $3 per bill for administration expenses.

Continuing Coverage If You Leave The Company For Reasons Other Than Retirement

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. We refer to this as Portable coverage. Your rates for Portable coverage will depend upon your age based on the Plan’s experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential Insurance portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a charge of $3 per bill for administration expenses. If the KPMG LLP Retirees and Terminated Partners Group Contracts terminate, you may nonetheless continue your Portable coverage.

Termination of The Group Contracts

Either KPMG or Prudential Insurance may terminate the KPMG LLP Retirees and Terminated Partners Group Contracts, although Prudential Insurance will only do so under certain conditions described in the prospectus. If the KPMG LLP Retirees and Terminated Partners Group Contracts are terminated, KPMG may replace them with another life insurance contract that, like the KPMG LLP Retirees and Terminated Partners Group Contracts, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment, or (iii) have Prudential Insurance continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you).

If KPMG does not replace the KPMG LLP Retirees and Terminated Partners Group Contracts with a life insurance contract that permits you to accumulate cash value, then you will have the option of electing to have Prudential Insurance continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you), electing to convert to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

All participants will be billed directly by Prudential Insurance and will submit their premium payments directly to Prudential Insurance.

You may also make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the Taxes section of the prospectus.

When Monthly Charges are Deducted

We calculate and deduct the charges monthly from your Certificate Fund, depending upon how you make routine premium payments to Prudential Insurance. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential Insurance, we generally will deduct the monthly Certificate Fund charges once per month, on the date we receive your premium payment. If your premium has not been received by the 45th day after the due date we will deduct the month’s Certificate Fund charges on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, Prudential Insurance will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration.” This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Cancellation Rights

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the “free look” period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the “Free-Look” Period section of the prospectus for more details.

Other Primary Features Of The Plan

The prospectus describes the standard features of the KPMG LLP Retiree and Terminated Partner Group Contract, including:

o the "free look" period

o transfers between investment options

o dollar cost averaging

o how paid-up coverage may be available

o contestability rules

o how you can change future premium allocations among investment options

o the Death Benefit and Contract values

o withdrawals

o details on how loans work

o how your insurance could end (known as "lapsing")

o reinstatement of your coverage

o tax treatment of Certificate benefits

o definition of special terms

Please refer to the prospectus for information on these and other features of the KPMG LLP Retirees and Terminated Partners Group Contracts.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.